UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2025
______________________________

GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
____________________________________

Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

__________________________
1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On December 30, 2025, Sabrina Farmer, the Chief Technology Officer of GitLab Inc. (the “Company”), gave notice to the Company of her resignation effective January 9, 2026. Ms. Farmer’s resignation did not result from any disagreement with the Company or any matter relating to its operations, policies, or practices. The Company thanks Ms. Farmer for her contributions and wishes her well in her future endeavors.

In connection with her departure from the Company, on January 5, 2026, the Company entered into a separation agreement with Ms. Farmer (the “Separation Agreement”), pursuant to which, among other things, Ms. Farmer will continue to receive her base salary through January 31, 2026 in exchange for continuing to advise the Company on an as-needed basis through January 31, 2026 and agreeing to a general release of claims in favor of the Company.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ending January 31, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: January 5, 2026	By:	/s/ James Shen
James Shen
Interim Chief Financial Officer